    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 8, 1996


                                                      REGISTRATION NO. 333-11905

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------


                                AMENDMENT NO. 4
                                       TO
                                    FORM S-4
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                              -------------------
                    LIFESTYLE FURNISHINGS INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

            DELAWARE                             2511                          56-1977928
(State or other jurisdiction of      (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)       Classification Code Number)         Identification No.)

                              -------------------

                             1300 NATIONAL HIGHWAY
                       THOMASVILLE, NORTH CAROLINA 27360
                                 (910) 476-4777
    (Address, including zip code, and telephone number, including area code, of registrant's and co-registrants' principal executive offices)
                              -------------------

                            DOUGLAS C. BARNARD, ESQ.
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                    LIFESTYLE FURNISHINGS INTERNATIONAL LTD.
                             1300 NATIONAL HIGHWAY
                       THOMASVILLE, NORTH CAROLINA 27360
                                 (910) 476-4777
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              -------------------

                                With a copy to:
                             PHILIP H. WERNER, ESQ.
                          MORGAN, LEWIS & BOCKIUS LLP
                                101 PARK AVENUE
                           NEW YORK, N.Y. 10178-0060

                              -------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        TABLE OF ADDITIONAL REGISTRANTS

     EXACT NAME OF GUARANTOR                                                     PRIMARY STANDARD
     REGISTRANT AS SPECIFIED        JURISDICTION OF     I.R.S. EMPLOYEE     INDUSTRIAL CLASSIFICATION
         IN ITS CHARTER              INCORPORATION    IDENTIFICATION NO.             CODE NO.
---------------------------------   ---------------   -------------------   --------------------------

Ametex Fabrics, Inc..............   Delaware              04-2518916                   5131

The Berkline Corporation.........   Delaware              62-1568223                   2512

Blue Mountain Trucking
Corporation......................   Mississippi           64-0625494                   4211

Custom Truck Tires, Inc..........   Mississippi           64-0712217                   4211

D-H Retail Space, Inc............   Mississippi           56-1726125                   9998

Drexel Heritage Advertising,
Inc..............................   Delaware              56-1693295                   9998

Drexel Heritage Furnishings,
Inc..............................   New York              13-6087066                   2511

Drexel Heritage Home
  Inspirations, Inc..............   North Carolina        38-3176528                   9998

Henredon Furniture Industries,
Inc..............................   North Carolina        56-0479224                   2511

Henredon Transportation Company..   North Carolina        56-1324378                   4211

Interior Fabric Design, Inc......   New York              04-2593116                   5131

Intro Europe, Inc................   North Carolina        58-1583028                   9998

La Barge, Inc....................   Michigan              38-1683907                   2514

Lifestyle Holdings Ltd...........   Delaware              56-1977929                   2511

Lexington Furniture Industries,
Inc..............................   North Carolina        56-0201940                   2511

Maitland-Smith, Inc..............   North Carolina        31-1252988                   9998

Marbro Lamp Company..............   California            95-4089891                   3269

Ramm, Son & Crocker, Inc.........   New York              38-3036446                   5131

Robert Allen Fabrics, Inc........   Delaware              04-2928435                   5131

Robert Allen Fabrics
  of New York, Inc...............   Delaware              04-2827352                   5021

Sunbury Textile Mills, Inc.......   Delaware              24-0815238                   2221

Universal Furniture Industries,
Inc..............................   Delaware              95-3550559                   2511

Universal Furniture Limited......   Delaware              38-2885167                   2511

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Delaware corporation may indemnify any person under such section in connection with a proceeding by or in the right of the corporation to procure judgment in its favor, as provided in the preceding sentence, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action, except that no indemnification shall be made in respect thereof unless, and then only to the extent that, a court of competent jurisdiction shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. A Delaware corporation must indemnify any peson who was successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter in any proceeding, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith. A Delaware corporation may pay for the expenses (including attorneys' fees) incurred by an officer or director in defending a proceeding in advance of the final disposition upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation.

    The Certificate of Incorporation and By-laws of LIFESTYLE FURNISHINGS INTERNATIONAL LTD. (the "Company") provide for indemnification of directors and officers to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

    Section 102(b)(7) of the Delaware General Corporation Law provides that a Delaware corporation may in its articles of incorporation eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability: for any breach of the director's duty of loyalty to the corporation or its stockholders; for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; under Section 174 (pertaining to certain prohibited acts including unlawful payment of dividends or unlawful purchase or redemption of the corporation's capital stock); or for any transaction from which the director derived an improper personal benefit. The Company's Certificate of Incorporation eliminates the liability of directors for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware General Corporation Law permits the purchase of insurance on behalf of directors and officers against any liability asserted against directors and officers and incurred by such pesons in such capacity, or arising out of their status as such, whether or not the corporation would have the power to indemnify offices and directors against such liability. The Company's corporate parent, FURNISHINGS INTERNATIONAL INC., has obtained liability insurance coverage, which includes coverage to reimburse the Company (and the Company's subsidiaries) for amounts required or permitted by law to be paid to indemnify directors and officers.

    The foregoing summary of the Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's By-Laws is qualified in its entirety by reference to the relevant provisions of the Delaware General Corporation Law and by reference to the relevant provisions of the Company's Certificate of Incorporation (filed as Exhibit 3.1) and the relevant provisions of the Company's By-Laws (filed as Exhibit 3.25).

    The Company provides for indemnification of directors and officers of its subsidiaries, including the co-registrants, substantially to the same extent and under the same conditions that such indemnification is provided at the Company level.

    See Item 22 for a statement of the co-registrants' undertaking as to the Securities and Exchange Commission's position respecting indemnification for liabilities arising under the Securities Act of 1933, as amended.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) Exhibits:

EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBITS
--------   ----------------------------------------------------------------------------------

  3.1*     Certificate of Incorporation of LIFESTYLE FURNISHINGS INTERNATIONAL LTD. (the
           "Company")

  3.2*     Certificate of Incorporation of Ametex Fabrics, Inc.

  3.3*     Certificate of Incorporation of The Berkline Corporation

  3.4*     Articles of Incorporation of Blue Mountain Trucking Corporation

  3.5*     Articles of Incorporation of Custom Truck Tires, Inc.

  3.6*     Certificate of Incorporation of D-H Retail Space, Inc.

  3.7*     Certificate of Incorporation of Drexel Heritage Advertising, Inc.

  3.8*     Certificate of Incorporation of Drexel Heritage Furnishings Inc.

  3.9*     Articles of Incorporation of Drexel Heritage Home Inspirations, Inc.

  3.10*    Certificate of Incorporation of Henredon Furniture Industries, Inc.

  3.11*    Articles of Incorporation of Henredon Transportation Company

  3.12*    Certificate of Incorporation of Interior Fabric Design, Inc.

  3.13*    Articles of Incorporation of Intro Europe, Inc.

  3.14*    Articles of Incorporation of La Barge, Inc.

  3.15*    Certificate of Incorporation of Lexington Furniture Industries, Inc.

  3.16*    Certificate of Incorporation of Lifestyle Holdings Ltd.

  3.17*    Articles of Incorporation of Maitland-Smith, Inc.

-------------------

* Previously filed

EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBITS
--------   ----------------------------------------------------------------------------------
  3.18*    Articles of Incorporation of Marbro Lamp Company

  3.19*    Certificate of Incorporation of Ramm, Son & Crocker, Inc.

  3.20*    Certificate of Incorporation of Robert Allen Fabrics, Inc.

  3.21*    Certificate of Incorporation of Robert Allen Fabrics of N.Y., Inc.

  3.22*    Certificate of Incorporation of Sunbury Textile Mills, Inc.

  3.23*    Certificate of Incorporation of Universal Furniture Industries

  3.24*    Certificate of Incorporation of Universal Furniture Limited

  3.25*    By-Laws of the Company

  3.26*    By-Laws of Ametex Fabrics, Inc.

  3.27*    By-Laws of The Berkline Corporation

  3.28*    By-Laws of Blue Mountain Trucking Corporation

  3.29*    By-Laws of Custom Truck Tires, Inc.

  3.30*    By-Laws of D-H Retail Space, Inc.

  3.31*    By-Laws of Drexel Heritage Advertising, Inc.

  3.32*    By-Laws of Drexel Heritage Furnishings Inc.

  3.33*    By-Laws of Drexel Heritage Home Inspirations, Inc.

  3.34*    By-Laws of Henredon Furniture Industries, Inc.

  3.35*    By-Laws of Henredon Transportation Company

  3.36*    By-Laws of Interior Fabric Design, Inc.

  3.37*    By-Laws of Intro Europe, Inc.

  3.38*    By-Laws of La Barge, Inc.

  3.39*    By-Laws of Lexington Furniture Industries, Inc.

  3.40*    By-Laws of Lifestyle Holdings Ltd.

  3.41*    By-Laws of Maitland-Smith, Inc.

  3.42*    By-Laws of Marbro Lamp Company

  3.43*    By-Laws of Ramm, Son & Crocker, Inc.

  3.44*    By-Laws of Robert Allen Fabrics, Inc.

  3.45*    By-Laws of Robert Allen Fabrics of N.Y., Inc.

  3.46*    By-Laws of Sunbury Textile Mills, Inc.

  3.47*    By-Laws of Universal Furniture Industries

  3.48*    By-Laws of Universal Furniture Limited

  4*       Indenture between the Company and IBJ Schroder Bank & Trust Company, as Trustee,
           dated as of August 5, 1996.

  5*       Opinion of Morgan, Lewis & Bockius LLP

  8+       Opinion of Morgan, Lewis & Bockius LLP regarding tax matters

-------------------

* Previously filed

+ Filed herewith.

EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBITS
--------   ----------------------------------------------------------------------------------
 10.1*     Acquisition Agreement between FURNISHINGS INTERNATIONAL INC. and Masco Corporation dated as of March 29, 1996

 10.2*     Amendment No. 1 to Acquisition Agreement dated as of June 21, 1996

 10.3*     Amendment No. 2 to Acquisition Agreement dated as of August 5, 1996

 10.4*     Credit Agreement dated as of August 5, 1996 among FURNISHINGS INTERNATIONAL INC., the Company, the subsidiary borrowers named therein, the lenders named therein and
           The Chase Manhattan Bank, as Swingline Lender, Administrative Agent and Collateral
           Agent, Chase Manhattan Bank Delaware as Issuing Bank

 10.5*     Exchange and Registration Rights Agreement between the Company, the Guarantors named therein, Chase Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith
           Incorporated, dated as of August 5, 1996.

 10.6*     Pooling Agreement, dated as of August 5, 1996, among LFI Receivables Corporation,
           LFI Servicing Corporation and The Chase Manhattan Bank, as Trustee.

 10.7*     Series 1996-A Supplement, dated as of August 5, 1996, among LFI Receivables
           Corporation, LFI Servicing Corporation, Chemical Bank, as Agent and as Initial
           Purchaser, and The Chase Manhattan Bank, as Trustee.

 10.8*     Servicing Agreement, dated as of August 5, 1996, among LFI Receivables
           Corporation, LFI Servicing Corporation, as Master Servicer, each of the Servicers party thereto and The Chase Manhattan Bank, as Trustee.

 10.9*     Receivables Sale Agreement, dated as of August 5, 1996, among LFI Receivables
           Corporation, the Sellers named therein and the Servicers named therein.

 10.10*    Stockholders' Agreement, dated as of August 5, 1996, among Masco Corporation,
           FURNISHINGS INTERNATIONAL INC., 399 Venture Partners, Inc., Associate Madison
           Companies, Inc., and the other stockholders named therein.

 10.11*    Registration Rights Agreement, dated as of August 5, 1996, among Masco
           Corporation, FURNISHINGS INTERNATIONAL INC., 399 Venture Partners, Inc., Associate
           Madison Companies, Inc., and the other stockholders named therein.

 10.12*    Management Agreement, dated as of August 5, 1996, by and between FURNISHINGS
           INTERNATIONAL INC. and the Company.

 10.13*    Tax Sharing Agreement, dated as of the 5th day of August, 1996, by and between
           FURNISHINGS INTERNATIONAL INC., Simmons Upholstered Furniture Corporation, the
           Company and LFI Receivables Corporation.

 10.14*    Transition Services Agreement, dated as of August 5, 1996, among FURNISHINGS
           INTERNATIONAL INC. and Masco Corporation.

 10.15*    12.0% Senior Pay-in-Kind Note of FURNISHINGS INTERNATIONAL INC. dated August 5,
           1996.

 10.16*    Purchase Agreement dated July 31, 1996 between the Company, Chase Securities Inc.,
           Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Guarantors named therein.

 12*       Statement re: Computation of Ratio of Earnings to Fixed Charges

 21*       Subsidiaries of the Company

 23.1*     Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibits 5)

 23.2+     Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibit 8)

 23.3*     Consent of Coopers & Lybrand L.L.P.


-------------------

* Previously filed

+ Filed herewith

EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBITS
--------   ----------------------------------------------------------------------------------
 23.4*     Consent of Coopers & Lybrand L.L.P.

 24*       Powers of Attorney (included on the signature pages to this Registration
           Statement)

 25*       Statement of Eligibility of IBJ Schroder Bank & Trust Company, as Trustee

 27*       Financial Data Schedule

 99.1*     Form of Letter of Transmittal

 99.2*     Form of Notice of Guaranteed Delivery


    (b) Financial Statement Schedules:

        1. Financial Statement Schedules filed herewith:

            Schedule II Valuation and Qualifying Accounts

ITEM 22. UNDERTAKINGS

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the co-registrants pursuant to the provisions described under Item 20 or otherwise, the the co-registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a co-registrant of expenses incurred or paid by a director, officer or controlling person of such co-registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such co-registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned co-registrants hereby undertake:

    To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

    To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.







------------

* Previously filed

+ Filed herewith

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          LIFESTYLE FURNISHINGS
                                           INTERNATIONAL LTD.

                                          By /s/ WAYNE B. LYON
                                             ...................................
                                             Wayne B. Lyon
                                            Chairman of the Board,
                                            President and Chief Executive
                                             Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



             SIGNATURE                              TITLE                        DATE
-----------------------------------  -----------------------------------   -----------------

         /s/ WAYNE B. LYON           Chairman of the Board, President      November 8, 1996
 ...................................    and Chief Executive Officer
           Wayne B. Lyon               (principal executive officer)

       /s/ RONALD J. HOFFMAN         Vice President, Treasurer and         November 8, 1996
 ...................................    Chief Financial Officer
         Ronald J. Hoffman             (principal financial and
                                       acounting officer)

                 *                   Director                              November 8, 1996
 ...................................
      Richard M. Cashin, Jr.

                 *                   Director                              November 8, 1996
 ...................................
            C. Sean Day

                 *                   Director                              November 8, 1996
 ...................................
         Robert L. George

                 *                   Director                              November 8, 1996
 ...................................
          John A. Morgan

                 *                   Director                              November 8, 1996
 ...................................
          David F. Thomas

 ...................................  Director
         Martin D. Walker


*By:  /s/ DOUGLAS C. BARNARD
     ..............................
          Attorney-in-Fact

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          AMETEX FABRICS, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.





             SIGNATURE                              TITLE                        DATE
-----------------------------------  -----------------------------------   -----------------

         /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ...................................    Chief Executive Officer
           Wayne B. Lyon               (principal executive officer)

       /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ...................................    Treasurer (principal financial
         Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD         Director, Vice President and          November 8, 1996
 ...................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          THE BERKLINE CORPORATION

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



             SIGNATURE                              TITLE                        DATE
-----------------------------------  -----------------------------------   -----------------

         /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ...................................    Chief Executive Officer
           Wayne B. Lyon               (principal executive officer)

       /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ...................................    Treasurer (principal financial
         Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD         Director, Vice President and          November 8, 1996
 ...................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          BLUE MOUNTAIN TRUCKING
                                           CORPORATION

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



             SIGNATURE                              TITLE                        DATE
-----------------------------------  -----------------------------------   -----------------

         /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ...................................    Chief Executive Officer
           Wayne B. Lyon               (principal executive officer)

       /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ...................................    Treasurer (principal financial
         Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD         Director, Vice President and          November 8, 1996
 ...................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          CUSTOM TRUCK TIRES, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



             SIGNATURE                              TITLE                        DATE
-----------------------------------  -----------------------------------   -----------------

         /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ...................................    Chief Executive Officer
           Wayne B. Lyon               (principal executive officer)

       /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ...................................    Treasurer (principal financial
         Donald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD         Director, Vice President and          November 8, 1996
 ...................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          D-H RETAIL SPACE, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



             SIGNATURE                              TITLE                        DATE
-----------------------------------  -----------------------------------   -----------------

         /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ...................................    Chief Executive Officer
           Wayne B. Lyon               (principal executive officer)

       /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ...................................    Treasurer (principal financial
         Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD         Director, Vice President and          November 8, 1996
 ...................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          DREXEL HERITAGE ADVERTISING, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          DREXEL HERITAGE FURNISHINGS, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          DREXEL HERITAGE HOME
                                           INSPIRATIONS, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



             SIGNATURE                              TITLE                        DATE
-----------------------------------  -----------------------------------   -----------------

         /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ...................................    Chief Executive Officer
           Wayne B. Lyon               (principal executive officer)

       /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ...................................    Treasurer (principal financial
         Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD         Director, Vice President and          November 8, 1996
 ...................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          HENREDON FURNITURE INDUSTRIES, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          HENREDON TRANSPORTATION COMPANY

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.




            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          INTERIOR FABRIC DESIGN, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          INTRO EUROPE, INC.


                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          LA BARGE, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          LIFESTYLE HOLDINGS LTD.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board, President
                                              and Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President, General     November 8, 1996
 ..................................    Counsel and Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          LEXINGTON FURNITURE INDUSTRIES, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          MAITLAND-SMITH, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   -------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          MARBRO LAMP COMPANY

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and              November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and           November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and           November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          RAMM, SON & CROCKER, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and              November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and           November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and           November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          ROBERT ALLEN FABRICS, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and              November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and           November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and           November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          ROBERT ALLEN FABRICS
                                           OF NEW YORK, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and              November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and           November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and           November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          SUNBURY TEXTILE MILLS, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and              November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and           November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and           November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          UNIVERSAL FURNITURE INDUSTRIES, INC.

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and              November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and           November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and           November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of November, 1996.


                                          UNIVERSAL FURNITURE LIMITED

                                          By: /s/ WAYNE B. LYON
                                              ..................................
                                              Wayne B. Lyon
                                             Chairman of the Board and
                                             Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities at the above-named registrant and on the date indicated.



            SIGNATURE                             TITLE                         DATE
----------------------------------  ----------------------------------   ------------------

        /s/ WAYNE B. LYON           Chairman of the Board and             November 8, 1996
 ..................................    Chief Executive Officer
          Wayne B. Lyon               (principal executive officer)

      /s/ RONALD J. HOFFMAN         Director, Vice President and          November 8, 1996
 ..................................    Treasurer (principal financial
        Ronald J. Hoffman             and accounting officer)

      /s/ DOUGLAS C. BARNARD        Director, Vice President and          November 8, 1996
 ..................................    Secretary
        Douglas C. Barnard

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBITS
--------   ----------------------------------------------------------------------------------

  3.1*     Certificate of Incorporation of LIFESTYLE FURNISHINGS INTERNATIONAL LTD. (the
           "Company")

  3.2*     Certificate of Incorporation of Ametex Fabrics, Inc.

  3.3*     Certificate of Incorporation of The Berkline Corporation

  3.4*     Articles of Incorporation of Blue Mountain Trucking Corporation

  3.5*     Articles of Incorporation of Custom Truck Tires, Inc.

  3.6*     Certificate of Incorporation of D-H Retail Space, Inc.

  3.7*     Certificate of Incorporation of Drexel Heritage Advertising, Inc.

  3.8*     Certificate of Incorporation of Drexel Heritage Furnishings Inc.

  3.9*     Articles of Incorporation of Drexel Heritage Home Inspirations, Inc.

  3.10*    Certificate of Incorporation of Henredon Furniture Industries, Inc.

  3.11*    Articles of Incorporation of Henredon Transportation Company

  3.12*    Certificate of Incorporation of Interior Fabric Design, Inc.

  3.13*    Articles of Incorporation of Intro Europe, Inc.

  3.14*    Articles of Incorporation of La Barge, Inc.

  3.15*    Certificate of Incorporation of Lexington Furniture Industries, Inc.

  3.16*    Certificate of Incorporation of Lifestyle Holdings Ltd.

  3.17*    Articles of Incorporation of Maitland-Smith, Inc.

  3.18*    Articles of Incorporation of Marbro Lamp Company

  3.19*    Certificate of Incorporation of Ramm, Son & Crocker, Inc.

  3.20*    Certificate of Incorporation of Robert Allen Fabrics, Inc.

  3.21*    Certificate of Incorporation of Robert Allen Fabrics of N.Y., Inc.

  3.22*    Certificate of Incorporation of Sunbury Textile Mills, Inc.

  3.23*    Certificate of Incorporation of Universal Furniture Industries

  3.24*    Certificate of Incorporation of Universal Furniture Limited

  3.25*    By-Laws of the Company

  3.26*    By-Laws of Ametex Fabrics, Inc.

  3.27*    By-Laws of The Berkline Corporation

  3.28*    By-Laws of Blue Mountain Trucking Corporation

  3.29*    By-Laws of Custom Truck Tires, Inc.

  3.30*    By-Laws of D-H Retail Space, Inc.

  3.31*    By-Laws of Drexel Heritage Advertising, Inc.

  3.32*    By-Laws of Drexel Heritage Furnishings Inc.

  3.33*    By-Laws of Drexel Heritage Home Inspirations, Inc.

  3.34*    By-Laws of Henredon Furniture Industries, Inc.

  3.35*    By-Laws of Henredon Transportation Company

  3.36*    By-Laws of Interior Fabric Design, Inc.

  3.37*    By-Laws of Intro Europe, Inc.
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
EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBITS
--------   ----------------------------------------------------------------------------------
  3.38*    By-Laws of La Barge, Inc.

  3.39*    By-Laws of Lexington Furniture Industries, Inc.

  3.40*    By-Laws of Lifestyle Holdings Ltd.

  3.41*    By-Laws of Maitland-Smith, Inc.

  3.42*    By-Laws of Marbro Lamp Company

  3.43*    By-Laws of Ramm, Son & Crocker, Inc.

  3.44*    By-Laws of Robert Allen Fabrics, Inc.

  3.45*    By-Laws of Robert Allen Fabrics of N.Y., Inc.

  3.46*    By-Laws of Sunbury Textile Mills, Inc.

  3.47*    By-Laws of Universal Furniture Industries

  3.48*    By-Laws of Universal Furniture Limited

  4*       Indenture between the Company and IBJ Schroder Bank & Trust Company, as Trustee,
           dated as of August 5, 1996.

  5*       Opinion of Morgan, Lewis & Bockius LLP

  8+       Opinion of Morgan, Lewis & Bockius LLP regarding tax matters

 10.1*     Acquisition Agreement between FURNISHINGS INTERNATIONAL INC. and Masco Corporation dated as of March 29, 1996

 10.2*     Amendment No. 1 to Acquisition Agreement dated as of June 21, 1996

 10.3*     Amendment No. 2 to Acquisition Agreement dated as of August 5, 1996

 10.4*     Credit Agreement dated as of August 5, 1996 among FURNISHINGS INTERNATIONAL INC., the Company, the subsidiary borrowers named therein, the lenders named therein and
           The Chase Manhattan Bank, as Swingline Lender, Administrative Agent and Collateral
           Agent, Chase Manhattan Bank Delaware as Issuing Bank

 10.5*     Exchange and Registration Rights Agreement between the Company, the Guarantors named therein, Chase Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith
           Incorporated, dated as of August 5, 1996.

 10.6*     Pooling Agreement, dated as of August 5, 1996, among LFI Receivables Corporation,
           LFI Servicing Corporation and The Chase Manhattan Bank, as Trustee.

 10.7*     Series 1996-A Supplement, dated as of August 5, 1996, among LFI Receivables
           Corporation, LFI Servicing Corporation, Chemical Bank, as Agent and as Initial
           Purchaser, and The Chase Manhattan Bank, as Trustee.

 10.8*     Servicing Agreement, dated as of August 5, 1996, among LFI Receivables
           Corporation, LFI Servicing Corporation, as Master Servicer, each of the Servicers party thereto and The Chase Manhattan Bank, as Trustee.

 10.9*     Receivables Sale Agreement, dated as of August 5, 1996, among LFI Receivables
           Corporation, the Sellers named therein and the Servicers named therein.

 10.10*    Stockholders' Agreement, dated as of August 5, 1996, among Masco Corporation,
           FURNISHINGS INTERNATIONAL INC., 399 Venture Partners, Inc., Associate Madison
           Companies, Inc., and the other stockholders named therein.

 10.11*    Registration Rights Agreement, dated as of August 5, 1996, among Masco
           Corporation, FURNISHINGS INTERNATIONAL INC., 399 Venture Partners, Inc., Associate
           Madison Companies, Inc., and the other stockholders named therein.

 10.12*    Management Agreement, dated as of August 5, 1996, by and between FURNISHINGS
           INTERNATIONAL INC. and the Company.

 10.13*    Tax Sharing Agreement, dated as of the 5th day of August, 1996, by and between
           FURNISHINGS INTERNATIONAL INC., Simmons Upholstered Furniture Corporation, the
           Company and LFI Receivables Corporation.

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
EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBITS
--------   ----------------------------------------------------------------------------------
 10.14*    Transition Services Agreement, dated as of August 5, 1996, among FURNISHINGS
           INTERNATIONAL INC. and Masco Corporation.

 10.15*    12.0% Senior Pay-in-Kind Note of FURNISHINGS INTERNATIONAL INC. dated August 5,
           1996.

 10.16*    Purchase Agreement dated July 31, 1996 between the Company, Chase Securities Inc.,
           Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Guarantors named therein.

 12*       Statement re: Computation of Ratio of Earnings to Fixed Charges

 21*       Subsidiaries of the Company

 23.1*     Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibits 5)

 23.2+     Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibit 8)

 23.3*     Consent of Coopers & Lybrand L.L.P.

 23.4*     Consent of Coopers & Lybrand L.L.P.

 24*       Powers of Attorney (included on the signature pages to this Registration
           Statement)

 25*       Statement of Eligibility of IBJ Schroder Bank & Trust Company, as Trustee

 27+       Financial Data Schedule

 99.1*     Form of Letter of Transmittal

 99.2*     Form of Notice of Guaranteed Delivery


------------

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
   *  Previously filed.

   +  Filed herewith.